EXHIBIT 10.2


                             MASTER AGENT AGREEMENT


This Agreement is made and entered into by and between Wellscape LLC, an Oregon Limited Liability Company, with principal offices at 2649 Williamette Street, Eugene, Oregon 97405 (the "Company"), and Medivisor, Inc., with principal offices at 326 Walt Whitman Road, Huntington Station, NY 11746 (the "Agent").

RECITALS:

Whereas, the Company develops and sells software applications for the healthcare industry; and

Whereas, Agent is in the business of providing solutions to the healthcare industry, herein after referred to as Agent's "Services", and

Whereas, the Company desires to gain the Services of Agent; and

Whereas, Agent desires to sell such Services.

Now therefore, in consideration of the mutual covenants herein and other good and valuable consideration given by each party to the other, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.   DEFINITIONS

     In this Agreement the following terms shall have the following meanings:

     A. "Products" shall mean the software applications Smart-PI(R), Rx-Minder(R), and Physi-Calc(TM) developed by and customized by the Company (with additional applications to be added in writing at the Company's discretion)

     B. "Agent's Authorized Clients" will include customers to whom Agent (i) has submitted a proposal and (ii) is diligently pursuing the execution of a purchase agreement for Product. If a purchase agreement and deposit for Product are received from a customer within 180 days of the proposal submittal, the customer shall remain Agent's Authorized Client for a period of one year from the Company's receipt of the purchase agreement and deposit or, if sooner, the termination or expiration of this Agreement.

     C. "Program" means the entire package of components and services that Agent is providing to Agent's Authorized Client. In addition to Products, the components of each Program may include but are not limited to CD production, direct mail development and printing, fulfillment, creative, mail services and collateral packaging and materials.

     D. "Retail Pricing" shall mean the amount the Agent is paid for sales made on Products (see Exhibit 2).

     E. "Sales Commission" shall mean the amount the Agent is paid for sales made on Products (see Exhibit 2).

     F. "Confidential Information" shall include, but not be limited to, trade secrets, technical information, technological information, computer programs and related documentation, specifications, designs, drawings, concepts, ideas, methods, business plans, business strategies, projections, prices, research information, financial information, customer lists, customer information and data and all other materials and information not generally known to others or which have otherwise been maintained in confidence by the Company.


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     G.   "Master List of  Authorized  Client" shall mean the list posted on the
          Company's   website  showing  Agent's   Authorized   Clients  and  the
          Authorized Clients of all other agents and other sales entities for the Company, as amended from time to time by the Company.

     H. "Purchase Agreement" shall mean the Company's purchase agreement template, including the terms and conditions on the back or attached to the template in the form of Exhibit 3.

2.   GRANT AND TERM OF REPRESENTATION

     A. On the terms provided herein, Company Hereby appoints Agent as its exclusive agent for sale of Products to Agent's Authorized Clients, and Agent hereby accepts this appointment.

     B. Unless sooner terminated in accordance with the provisions hereof, the initial term of this Agreement shall be a period of 12 months from the date this Agreement is executed.

     C. Unless sooner terminated in accordance with the provisions hereof, this Agreement will be renewed automatically each year thereafter.

     D. Agent shall sell a minimum of $200,000 at Retail Pricing during each contract year.

3.   AGENTS GENERAL OBLIGATIONS

     Agent shall:

     A.   Devote its diligent efforts to promoting and selling the Products.

     B. Distribute sales brochures and other information describing the Products.

     C.   Maintain  accurate  and  complete  records   concerning   current  and
          prospective   Authorized  Clients  which  have  purchased  or  express
          interest in purchasing the Products.

     D.   Follow up on inquiries and price quotations.

     E. As Agent identifies new opportunities not included on the Master List of Authorized Clients, Agent will contact Company to discuss in order to coordinate sales efforts across agents and other sales entities.

     F. Submit proposals to Authorized Clients and contemporaneously send a copy of each such proposal to the Company.

     G.   After  a  proposal  has  been  submitted  to  an  Authorized   Client,
          diligently pursue the closing of the sale.

     H.   Receive  Purchase  Agreements  for  Product  in the form  attached  as
          Exhibit 3, and with each Purchase Agreement, Agen shall collect a "Deposit Fee" equal to 50% of the total Retail Price for Product ordered and deliver the same to the Company.

     I. Communicate on a consistent basis with each Authorized Client in order to determine level of satisfaction with Products, and notify Company of all complaints and problems with respect to quality, price or support relative to the Products.

     J. Conduct any and all sales activities in connection with the Products in a lawful manner and use its commercially reasonable efforts to enact and carry out a merchandising policy designed to preserve the good will of the Company and the Products.

     K. Agent agrees to only present Retail Pricing to potential clients. If special pricing is required for a specific Program, Agent agrees to request this pricing in writing before presentation to potential clients.

     L. Refrain from selling or promoting the Products to any entity included on the Company's Master List of Authorized Clients unless the entity is one of Agent's Authorized Clients.

     M. Refrain from selling or promoting any directly competitive software products.


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4.   COMPANY'S GENERAL OBLIGATIONS

     Company shall:

     A. Work diligently with Agent's Authorized Clients to deliver Products resulting from orders as a result of Agent's efforts.

     B. During the term of this Agreement and so long as Agent is not in breach of any provision of this Agreement, refrain from conducting any selling efforts on its own or through other agents to Agent's Authorized Clients.

     C.   Timely respond to all requests for information and pricing by Agent.

     D. Maintain and update from time to time the Master List of Authorized Clients.

     E.   Update from time to time the Retail Pricing (Exhibit 1).

     F.   Update from time to time the Purchase Agreement (Exhibit 3).

5.   PRICING

     A. Company will provide to Agent an initial Retail Price list, herein attached as Exhibit 1.

     B. Company reserves the right to change Retail Pricing at any time with the understanding that any Retail Pricing already provided in any pending Program proposals to Agent's Authorized clients will remain unchanged.

6.   SALES COMMISSION

     During the term of this Agreement, Company shall pay Agent commissions on the sale of Product to Agent's Authorized Clients in accordance with
     Exhibit 2 to this Agreement.

7.   CONFIDENTIAL INFORMATION

     Agent shall neither use nor disclose to any third parties any confidential Information concerning the business affairs or the Products of Company which Agent may acquire during the course of its activities under this Agreement. In addition, Agent shall take any and all necessary precautions to prevent any such disclosure by its employees, officers, directors, Agents or agents. Agent further acknowledges and understands that any right, title and interest in and to the Confidential Information is vested in Company and that such information is the sole property of Company.

8.   TRADEMARKS, PATENTS AND COPYRIGHTS

     Agent hereby acknowledges the Company's exclusive right, title and interest in and to any and all trademarks, whether or not registered with the US Patent and Trademark office (PTO) ("Trademarks"): copyrights, whether or not registered with the US Copyright Office ("Copyrights"): patents, including any pending patent applications ("Patents"), which the Company may at any time have used, adopted or acquired. Agent agrees that it shall not do, or cause to be done, any acts or things contesting or in any way impairing or tending to impair any portion of Company's right, title and interest in and to the Trademarks, Patents and Copyrights. Agent further acknowledges that, in connection with any reference to the Trademarks, Patents and Copyrights, Agent shall not in any manner represent that it possesses any ownership interest in the Trademarks, Patents and copyrights or the registration thereof, nor shall any action taken by Agent or on Agent's behalf create in Agent's favor any right, title or interest in and to the Trademarks, Patents and Copyrights

9.   NON LIABILITY OF COMPANY

     Company shall not be responsible for any claim, demand, loss, expense or liability of any kind, including without limitation, special, consequential or indirect damages, relation to or arising from any loss by Agent from the sale of Products under this Agreement, including without limitation loss of present or prospective profits, anticipated sales, or expenditures by Agent.

10.  INDEMNITY

     Agent shall indemnify the Company and hold the Company harmless from and against, and shall defend against, any and all claims and damages of every kind for injury to or death of any person or persons and for damage to or loss of property, arising out of or attributed, directly or indirectly, to the acts or omissions of Agent. In addition, Agent shall at all times during the term hereof maintain appropriate liability insurance covering all Products sold by Agent to its customers in aggregate limits of at least $1,000,000.00 per occurrence, which policies shall name the Company as an additional insured. Agent shall provide the Company with a true copy of said insurance policy upon request.

     The Company shall indemnify Agent and hold harmless Agent from and against and shall defend against any and all claims and damages of every kind including but not limited to copyright, copy patent and trademark infringement and for injury to or death of any person or persons and for damage to or loss of property, arising out of or attributed, directly or indirectly, to the acts or omissions of the Company. In addition, The Company shall at all times during the term hereof maintain appropriate liability insurance covering all Products sold by the Company in aggregate limits of at least $1,000,000.00 per occurrence, which policy shall name Agent as Additional Insured. The Company shall provide Agent with a true copy of said Insurance Policy upon request.

11.  ASSIGNMENT

     Neither party shall assign this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.

12.  INDEPENDENT CONTRACTOR RELATIONSHIP

     Agent agrees that, with respect to all matters relating to this Agreement, Agent shall be deemed to be an independent contractor and shall bear all of its own expenses in connection with this Agreement. Agent shall have no authority, whether neither express nor implied, to assume or create any obligation on behalf of Company nor shall Agent issue or cause to be issued any quotations or draft any letters or documents over the name of the Company.

13.  TERMINATION OF AGREEMENT

     A. By Company, The Company may terminate this Agreement without prejudice to any other remedy to which it may be entitled as follows:

          i. Immediately upon notice from the Company: if Agent is adjudicated a voluntary or involuntary bankrupt; if Agent becomes insolvent or has receiver of its assets or property appointed; or if Agent makes an assignment for the benefit of creditors.

          ii. Upon 30 days notice in the event of any default or breach of Agent's obligations under this Agreement, unless said default or breach is cured by Agent within said 30 day period.

          iii. Upon 30 days prior written notice to Agent at the discretion of the Company; provided, however, that the Company shall pay Agent the Sales Commission owed under Exhibit 2 for all Product delivered after the effective date of termination on Purchase Agreements entered into with 50% deposits made prior to the effective date of termination. In order for Agent to receive te Sales Commission post termination as provided in the section, Agent must continue to provide the services required under Section 3 of this Agreement to Agent's Authorized Client [s] identified in the Purchase Agreement [s] through the final invoice date.

     B. By Agent. Agent may terminate this Agreement without prejudice to any other remedy to which it may be entitled as follows:

          i. Immediately upon notice from Agent: if the Company is adjudicated a voluntary or involuntary bankrupt; if the Company becomes insolvent or has a receiver of its assets or property appointed; or if the Company makes an assignment for the benefit of creditors.

          ii. Upon 30 days notice in the event of any default or breach of the Company's obligations under this Agreement, unless said default or breach is cured by the Company within said 30 day period.

          iii. Upon 30 days prior written notice to the Company at the discretion of Agent.

14.  CHOICE OF LAW

     All disputes concerning the validity, interpretation, or performance of this Agreement and any of its terms or provision, or of any right or obligations of the parties hereto, shall be governed by and resolved in accordance with the laws of the state of Oregon.

15.  NOTICES

     Any notice or communication required or permitted to be given under this Agreement may be delivered by hand, deposited with an overnight courier, sen by email with receipt conformation, confirmed facsimile transmission, or mailed by registered or certified mail, return receipt requested, postage prepaid, in each case to the address of the receiving party. Such notice will be deemed to have been given as of the date it is delivered, emailed or faxed, whichever is earlier.

16.  WAIVER AND DELAY

     No waiver by any party of any breach or series of breaches or defaults in performance by the other party, and no failure, refusal or neglect of either party to exercise any right, power or option given to it hereunder to insist upon strict compliance with or performance of either party's obligations under this Agreement, shall constitute a waiver of the provisions of this Agreement with respect to any subsequent breach thereof or a waiver by either party of its right at any time thereafter to require exact and strict compliance with the provisions thereof.

17.  SUCCESSORS AND ASSIGNS

     This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto, subject to the restrictions on assignment contained herein.

18.  ENTIRE AGREEMENT

     This Agreement contains all of the terms and conditions agreed upon by the parties hereto with reference to the subject matter hereof. No other agreements, oral or otherwise, shall be deemed to exist or to bind any of the parties hereto, and all prior agreements and understanding are superseded hereby. This Agreement cannot be modified or changed except by written instrument signed by each of the parties hereto.

19.  HEADINGS FOR CONVENIENCE

     Titles used in this Agreement are for convenience only and shall not be deemed to affect the meaning or construction of any of the terms, provision, covenants, or conditions of this Agreement.

20.  SEVERABILITY

     Nothing contained in this Agreement Shall be construed as requiring the commission of any act contrary to law. Whenever there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event the provision of this Agreement thus affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law. In the event that any part, article, section, paragraph, sentence or clause of this Agreement shall be held to be indefinite, invalid or otherwise unenforceable, the indefinite, invalid or unenforceable provision shall be deemed deleted, and the remaining part of the Agreement shall continue in full force and effect. If any tribunal or court of competent jurisdiction deems any provision hereof unenforceable, such provision shall be modified only to the extent necessary to render it enforceable and this Agreement shall be valid and enforceable and the parties hereto agree to be bound by and perform same as thus modified.

21.  MEDIATION, ARBITRATION.

     In the event of any dispute or claim arising out of or relating to this Agreement or to the interpretation or breach thereof, it is agreed that such dispute or claim will be submitted to a mediator, agreed to and compensated equally by both parties, prior to commencement of arbitration. Mediation will be conducted in Eugene, Oregon. Both parties agree to exercise their best efforts in good faith to resolve all disputes in mediation.

     In the event that mediation is not successful in resolving any dispute or claim arising out of or relation to this Agreement, or to the interpretation of any breach thereof, it is agreed that the dispute or claim shall be resolved by binging arbitration in accordance with the then effective rules of the American Arbitration Association, and a judgment upon the award rendered pursuant to such arbitration may be entered in any court having jurisdiction thereof. The parties shall have the right to discovery and joinder of parties and claims in accordance with the Oregon Rules of Civil Procedure.

     In the event suit or action is brought, or arbitration proceeding is initiated to enforce or interpret any of the provisions of this Agreement, or tat is based thereon, the prevailing party shall be entitled to its reasonable attorney fees in connection therewith. The determination of who is the prevailing party and the amount of reasonable attorney fees to be paid to the prevailing party shall be decided by the arbitrator (with respect to attorney fees incurred prior to and during the arbitration proceedings) and by the court or courts, including any appellate court, in which such matter is tried, heard or decided, including a court that hears a request to compel or enjoin arbitration or that hears any exceptions made to an arbitration award submitted to it for confirmation as a judgment (with respect to attorney fees incurred in such proceedings). In the event that a judgment, decree, order or award.

22.  CONSTRUCTION

     Each party intends that this Agreement in all respects shall be deemed and construed to have been prepared mutually by all parties and it is hereby expressly agreed that any uncertainty or ambiguity existing herein shall not be construed against any party.

23.  COUNTERPARTS

     This Agreement may be executed in several counterparts, including facsimile counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one agreement binding on the parties hereto, notwithstanding that all the parties have not signed the same counterpart.

IN WITNESS WHEREOF AND INTENDING TO BE LEGALLY BOUND the parties have executed this Agreement by their respective authorized officers.

The effective date of this Agreement is the 11th day of February, 2005.

AGENT:                                           COMPANY:


          Medivisor, Inc..                       WELLSCAPE LLC.
____________________________________
(company name)

                                                 /s/ MICHAEL SPEISER
____________________________________             _______________________________
By:          (signature)                         By:                 (signature)

                                                 Michael Speiser
____________________________________             _______________________________
Name:                                            Name:

                                                 President
____________________________________             _______________________________
Title:                                           Title:

                                                 2/11/2005
____________________________________             _______________________________
Date:                                            Date:


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                                   EXHIBIT 2

                                SALES COMMISSION


Sales commissions shall be paid at 25% of Company's gross receipts (not including reimbursement for taxes of shipping cost) from the sale of Products to Agent's Authorized Clients based on Retail Pricing as shown in Exhibit 1.

Commission Bonus: A 5% retroactive bonus will be paid once the Sales Agent achieves $200,000 in new revenue in a given contract year. The contract year starts the day the Master Agent Agreement is singed and on each anniversary date of the signing.

Payments:

Company shall make commission payments to Agent on or prior to the 15 day of the month immediately following the Company's receipt of payment from Agent's Authorized Clients.

Additional Terms:

1. Agent will be required to collect the 50% deposit with each Purchase Agreement. (Exhibit 3)

2. Agent is required to write all orders on the Purchase Agreement form and send directly to Company for processing. Agent will indemnify Company from any liability and cost relating to Purchase Agreements improperly filled out and or incorrect information.

3. It is understood that on a case-by-case basis, with Company's prior written consent certain selected accounts may be negotiated pricing; however, that could affect commission percentages.

4. No commissions are paid on Annual or Monthly Maintenance fees or Language Translation fees.